EXHIBIT 10

                                  AMENDMENT ONE
                             TO EMPLOYMENT AGREEMENT



        This Amendment One to that certain Employment Agreement between Infocrossing, Inc., a Delaware corporation (the "Company"), and Robert Wallach (the "Executive") is effective as of December __, 2006 (the "Amendment One Effective Date"). Except as otherwise indicated herein, capitalized terms in this Amendment One shall have the same meaning as ascribed to such terms in the Agreement.

                                     RECITAL

         Whereas, the Company and the Executive desire to modify the duration of the Full-Time Term and the Part-Time Term of the Agreement.

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

I. The Term as defined in Section 4(a) of the Agreement shall be changed from seven (7) years to eight (8) years so that the Term as amended will end at the close of business on December 31, 2012.

II. The Full-Time Term as defined in Section 4(b) of the Agreement shall be changed from the first two (2) years of the Term to the first three (3) years of the Term.

III. The Part-Time Term as defined in Section 4(c) of the Agreement shall be changed from the third, fourth, and fifth years of the Term to the fourth, fifth, and sixth years of the Term.


         Except as amended herein, all terms, covenants, and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms of the Agreement without giving effect to this Amendment One, this Amendment One will control. This Amendment One may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

         IN WITNESS WHEREOF the parties have executed this Amendment One as of the Amendment One Effective Date.


Infocrossing, Inc.                                            Robert Wallach



By:
      ---------------------------------         --------------------------------
       Zach Lonstein
       Chief Executive Officer